Slide: 1 SubTitle: February 20, 2008  Investor Presentation 4Q 2007

Slide: 2 Title: Safe Harbor Statement Body: Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.   Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Temecula Valley Bancorp (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation.   The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Slide: 3 Title: Temecula Valley Profile  Body:    Headquartered in Temecula, CA Founded in December, 1996 $1.32 billion in assets at December 31, 2007 Market cap of $ 110.9 million*  Listed on NASDAQ (Global Select Market) in July 2005 Ticker symbol: TMCV  * As of February 15, 2008

Slide: 4 Title: Three Core Business Lines Serve Three Distinct Markets Body: Community Banking: Consumer, small- & mid-sized commercial loans 11 branches in Inland Empire & San Diego County Construction Lending:  6 offices in California SBA 7a & 504 Lending:  17 SBA loan officers in 5 states (Gp:) Construction, 47.4% (Gp:) Real Estate Other,* 23.6% (Gp:) SBA 7(a)  23.1% (Gp:) C&I, 5.6% (Gp:) Consumer, 0.3%   At December 31, 2007 Gross Loans = $1.24 Billion  *Includes SBA 504 loans

Slide: 5 Title: Community Banking: One of the Largest & Fastest Growing Franchises in U.S. Body: Riverside County: Total deposits: $20.8 billion* TMCV has 2.6% deposit share Est. 5-yr. population growth: 21.6% Three full-service offices San Diego County: Total deposits: $47.0 billion* Est. 5-yr. population growth: 4.2% Seven full-service offices San Bernardino County: Total deposits: $18.0 billion* Est. 5 yr. population growth: 13.8% One full-service office (Ontario opened in 2006)  * FDIC deposit and SNL market share data as of June 30, 2007

Slide: 6 Title: Community Banking: Small Business Loans & Deposits   Small Business & Consumer  Loans  Core Deposits (Gp:) DDA (Gp:) MM & NOW (Gp:) Savings (Gp:) CDs < $100M    Opening new branches in commercial locations   Introduced suite of business cash management products in 2007

Slide: 7 Title: Temecula is Primarily A Real Estate Lender  Primary focus on real estate as collateral RE supports 93% of loans Conservative loan-to-value advances Multiple sources of repayment Cash flow Sale of assets Strength of guarantor 85.8% of loan portfolio re-prices / matures within a year Loan quality reflects experience of loan officers at all levels  (Gp:) Consumer, 0.3% (Gp:) Construction, 47.4% (Gp:) Real Estate Other,* 23.6% (Gp:) SBA 7(a),  23.1% (Gp:) C&I, 5.6% (Gp:) 55.6% LTV (Gp:) 68.1% LTV (Gp:) 75.2% LTV   Total Loans: $1.24B  * Includes SBA 504 loans

Slide: 8 Title: Management Team Is Experienced in California Banking and Real Estate Lending  Steve Wacknitz: Chairman, President and CEO Founder of Temecula Valley Bank in 1996 45 years of California banking experience Fallbrook National Bank: President & CEO 1984 to 1995; Founding member Rancho Vista National Bank: Founding member, 1977 to 1984;  Sr. VP & Sr. Loan Officer 1982 – 1984; VP from  Executive management team: Extensive knowledge of California markets Average of 30 years experience in real estate and/or SBA lending Includes 3 former/current chief credit officers

Slide: 9 Title: Geographic Distribution of Loan Portfolio  December 31, 2007 = $1.24 Billion (Gp:) Other States, 27% (Gp:) California, 73% (Gp:) $905 million

Slide: 10 Title: SBA Lending:  A Growth Opportunity Body: 17 SBA lenders in 5 States  Ranked 24th largest SBA 7(a) Lender in SBA FY 2007 Ranked in the top 5 largest SBA 504 Lenders in SBA FY 2007 Total SBA [504 + 7(a)] = $481 million (39% of total loans O/S)  California: $142 million (30% of SBA loans) Outside of California: 2,539 loans in 50 states and D.C.   $339 million outstanding (70% of SBA loans)   The three largest states account for 17% of SBA loans Texas, $34 million Oregon, $34 million Florida, $12 million

Slide: 11 Title: SBA Lending By Type Body: SBA (7a) Loans: $286 million outstanding at 12/31/07 Primarily consists of unguaranteed portions (guaranteed portions are generally sold). Avg. LTV is 75.2% for majority of loans All require personal guaranties SBA 504 & similar loans: $195 million O/S at 12/31/07: $122 million in construction loans, which are reflected in the real estate – construction loans on the statement of financial condition  $73 million in CRE loans  All originated to be sold in secondary market TMCV has first lien position on all real estate

Slide: 12  (millions)   Hired former president of U.S. Bank’s SBA Division and current chairman of National Association of Government Guaranteed Lenders to head TMCV’s entire SBA program Hired a lending team for SBA 504 loans in 4Q’06    Originated $150 million loans in 2007 Continue to hire loan officers with a proven production record   Plan to add 9 lenders in 2008  SBA Lending Initiatives  SBA Originations

Slide: 13  Northern California: San Rafael  Serves the 9-county Bay Area Southern California:  Serves Los Angeles, Orange, Riverside, San Bernardino & San Diego Counties Provides construction financing for: Tract & multi-unit housing  Commercial & industrial buildings Retail space Single family residential housing  Real Estate Lending in California: 6 Offices

Slide: 14 Title: 93% of Total Loan Portfolio Supported by Real Estate  Loans Supported by Real Estate = $1.15 Billion, as of Dec. 31, 2007 (Gp:) Owner-Occupied Commercial,  22.55% (Gp:) Non-Owner Occupied Residential, 56.24% (Gp:) Non-Owner Occupied Commercial, 7.57% (Gp:) Land  Development, 7.20% (Gp:) Owner-Occupied Residential,  6.44%  (Gp:) Construction, 47.4% (Gp:) Real Estate Other,* 23.6% (Gp:) SBA 7(a)  23.1% (Gp:) C&I, 5.6% (Gp:) Consumer, 0.3%   Construction Loans = $587 million  Total Loans = $1.24 Billion

Slide: 15 Title: Concentrations of Construction Loans*  $468 Million of Loans O/S in 3 Counties + San Francisco Bay Area at 12/31/07  $36  $136  $166  $130  Exposure by California County (MM) (Gp:) *Balances exclude owner-occupied construction  (Gp:) Residential C&D  (Gp:) Commercial C&D (Gp:) Land

Slide: 16 Title: A Changing Profit Environment  Body: 2007 Impacts on Performance:  Continued growth in net interest income Net interest margin compressed Write-down of SBA loan servicing assets  Decline in gain on sale of loans Increased infrastructure costs: audit, risk mgmt, appraisal dept., cash management Increased expenses due to addition of new branches and profit centers  Net Income  (millions)

Slide: 17 Title: Shifting the Loan Mix to Sustain Growth Body: 2007 loan growth based on SBA originations  Retain more SBA loans in portfolio; lower  margined Increased originations         higher gains on sale Adding additional lenders and hired new head of SBA Div. Diminishing C&D loans: more selective and fewer projects C&I growing with opening of Ontario and Carlsbad offices     Loans by Category  (millions)

Slide: 18 Title: Funding Loan Growth Body: Non-maturity accounts provide a low-cost funding base Retail CDs more stable than wholesale Short tenor of loan and deposit portfolios provide opportunities to match-fund with wholesale CDs  69% of deposits reprice within six months 88% of deposits reprice within one year.   Deposits by Category  (millions)

Slide: 19 Title: Contributions to Net Interest Income  Margin compression due to higher funding costs and falling loan yields Loan growth from lower margined SBA loans Net interest income up 9.7% over 2006 as 28% loan growth was offset by a 16% margin decline   Loans Outstanding  Net Interest Margin  Net Interest Income  (millions)

Slide: 20 Title:  Net Impact on Revenues  Fee income reduced by lower gains on sale and fair market valuation of servicing rights  Noninterest Income as % of Total Revenues  Total Revenues*  * Total Revenues =Net Interest Income + Noninterest Income

Slide: 21 Title: Managing the Overhead in a Changing Environment  Comfortable with efficiency ratio ~ 60% Declining non-interest income due to write-downs of the servicing assets and lower gain on sale of loans Expenses up from spending on credit and administrative infrastructure, and opening new branches and profit centers  Efficiency Ratio

Slide: 22 Title: Risk Management Body: Staff of 9 in risk management group Flexible balance sheet: $207 million held for sale, able to sell real estate term loans and participate construction loans 92.9% of loans secured by real estate Average loan-to-value for real estate portfolio ~ 65.3% Intensive appraisal process – 3 in-house review appraisers $4.0 million net charge-offs over life of bank

Slide: 23 Title: Low Loss Experience Over 10-Year Life of Bank  * Net NPAs exclude guaranteed portion of SBA loans   $4.0 Million in Total Losses over Life of Bank

Slide: 24 Title: Net Non-Performing Assets* = 1.56%  Body: Gross NPA = $30.9 MM at 12/31/07 $10.4 MM (33.7%) of NPAs supported by SBA guaranties Majority of NPA secured by 1st lien on RE and personal guaranties Experienced, highly qualified workout team in place; at 12/31/07, net OREO is $zero Anticipate increased NPAs in 1Q  C&I  Real Estate Other = $7.7 MM  Construction = $6.1 MM  SBA 7(a) = $6.4 MM  $20.6 million at Dec. 31, 2007 Net NPAs by Type   $0.4 MM  * Net NPAs exclude guaranteed portion of SBA loans

Slide: 25 Title: LTM Valuation     Data as of 12/31/2007; Price as of Feb. 15, 2008 = $10.93 1 Peer Criteria = California Region; similar model & asset size ($500M to $2.5B).  Comparison is with 20 banks including: VNBC, WIBC, FRGB, CLFC, CCOW, TCBK, PFBC,  BSRR, FCAL, NOVB, BMRC, BBNK, UBFO, PPBI, BOCH, CWBC, CVLL, AMRB, EPIK

Slide: 26 Title: TMCV Investment Highlights  Attractive, high-growth market for community banking in San Diego, Riverside, San Bernardino counties Experienced management team in California and real estate lending Diversification by geography and loan type; current focus on organic SBA loan origination Focusing on small business lending; growth of deposits through new corporate cash management services    Low loan losses over life of bank; tightened credit standards in 4Q’07 Attractive valuation

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Slide: 28 Title: SBA Servicing Rights: Lower Retention Levels  (Table from earnings release)   Market assumptions for future prepayment speeds and/or discount rates cause swings in the fair value adjustments of servicing rights  Decline in servicing rates is a function of selling loans at maximum premium and retaining less servicing to reduce prepayment risk.